---------------------


                          Registration Rights Agreement

                          Dated As of January 21, 1998

                                      among


                      Fisher Scientific International Inc.

                                       and

                      Merrill Lynch, Pierce, Fenner & Smith
                                  Incorporated,

                              Chase Securities Inc.

                                       and


               Donaldson, Lufkin & Jenrette Securities Corporation




                              ---------------------

                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (the "Agreement") is made and entered into this 21st day of January, 1998, among Fisher Scientific International Inc., a Delaware corporation (the "Company"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation (collectively, the "Initial Purchasers").


                  This Agreement is made pursuant to the Purchase Agreement, dated January 13, 1998, between the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for, among other things, the sale by the Company to the Initial Purchasers of an aggregate of $400 million principal amount of the Company's 9% Senior Subordinated Notes due 2008, Series A (the "Securities"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.


                  In consideration of the foregoing, the parties hereto agree as follows:

                  1.  Definitions.

                  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "1934 Act" shall mean the Securities Exchange Act of l934, as amended from time to time.

                  "Affiliated Market Maker" shall mean any Initial Purchaser who is required to by applicable law to deliver a prospectus in connection with sales or market making activities with respect to the Exchange Securities.

                  "Closing Date" shall mean the Closing Time as defined in the Purchase Agreement.

                  "Company" see the preamble hereto and shall also include the Company's successors.

                  "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

                  "Exchange Offer" shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section
         2.1 hereof.

                  "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2.1 hereof.

                  "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

                  "Exchange Period" see Section 2.1 hereof.

                  "Exchange Securities" shall mean the 9% Senior Subordinated Notes due 2008, Series B to be issued by the Company under the Indenture containing terms identical to the Securities in all material respects (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from January 21, 1998 and (ii) the transfer restrictions thereon shall be eliminated), to be offered to Holders of Securities in exchange for Registrable Securities pursuant to the Exchange Offer.

                  "Holder" shall mean an Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

                  "Indenture" shall mean the Indenture relating to the Securities, dated as of January 21, 1998, between the Company and State Street Bank and Trust Company, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

                  "Initial Purchaser" or "Initial Purchasers" see the preamble hereto.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Outstanding (as defined in the Indenture) Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company and other obligors on the Securities or any Affiliate (as defined in the Indenture) of the Company shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.

                  "Participating Broker-Dealer" shall mean any of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and any other broker-dealer that holds registrable Securities acquired for its own account as a result of market making activities in the Securities and that will be the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer.

                  "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Private Exchange" see Section 2.1 hereof.

                  "Private Exchange Securities" see Section 2.1 hereof.

                  "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Purchase Agreement" see the preamble hereto.

                  "Registrable Securities" shall mean the Securities and, if issued, the Private Exchange Securities; provided, however, the Securities and, if issued, the Private Exchange Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities or Private Exchange Securities for the exchange or resale thereof, as the case may be, shall have been declared effective under the 1933 Act and such Securities or Private Exchange Securities, as the case may be, shall have been disposed of pursuant to such Registration Statement, (ii) such Securities or Private Exchange Securities, as the case may be, have been sold to the public pursuant to Rule l44 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Securities or Private Exchange Securities, as the case may be, shall have ceased to be Outstanding (as defined in the Indenture) or (iv) with respect to the Securities, the Exchange Offer is consummated (except in the case of Securities purchased from the Company and continued to be held by the Initial Purchasers and except with respect to any Securities as to which clause (iv) of Section 2.2 is applicable).

              "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities and any filings with the
         NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vii) the fees and expenses of the Trustee, and any exchange agent or custodian, (viii) the reasonable fees and expenses of the Initial Purchasers in connection with the Exchange Offer, except for legal expenses which are separately provided for in clause (ix) hereof, (ix) the reasonable fees, disbursements and expenses of Cahill Gordon & Reindel (or such other counsel in lieu thereof reasonably satisfactory to the Majority Holders and the Company) as special counsel to the Initial Purchasers in the Exchange Offer and as special counsel representing the Holders of Registrable Securities and (x) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

                  "Registration Statement" shall mean any registration statement of the Company which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "SEC" shall mean the Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

                  "Securities" see the preamble hereto.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 2.2 hereof.

                  "Shelf Registration Event" see Section 2.2 hereof.

                  "Shelf Registration Event Date" see Section 2.2 hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of
         Section 2.2 of this Agreement which covers all of the Registrable Securities or all of the Private Exchange Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "TIA" shall mean the Trust Indenture Act of 1939, as amended from time to time.

                  "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

                  2. Registration Under the 1933 Act.

                  2.1. Exchange Offer. To the extent not prohibited by any applicable law or interpretation of the staff of the SEC, the Company shall, for the benefit of the Holders, at the Company's cost, use its best efforts, to (A) prepare and, as soon as practicable but not later than 60 days following the Closing Date, file with the SEC an Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the Registrable Securities, a like principal amount of Exchange Securities (other than Private Exchange Securities), (B) cause the Exchange Offer Registration Statement to be declared effective under the 1933 Act within 135 days of the Closing Date, (C) keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (D) cause the Exchange Offer to be consummated not later than 165 days following the Closing Date. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, (b) is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account,
(c) acquired the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act and under state securities or blue sky laws.

                  In connection with the Exchange Offer, the Company shall:

                  (a) mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Exchange Offer open for acceptance for a period of not less than 30 calendar days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

                  (c) utilize the services of the Depositary for the Exchange Offer;

                  (d) permit Holders to withdraw tendered Registrable Securities at any time prior to 5:00 p.m. (New York City Time), on the last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged;

                  (e) notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

                  (f) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                  If any Initial Purchaser determines upon the advice of its outside counsel that it is not eligible to participate in the Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment in the initial distribution, as soon as practicable upon receipt by the Company of a written request from such Initial Purchaser, the Company shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company on a senior basis, that are identical (except that such securities shall bear appropriate transfer restrictions) to the Exchange Securities (the "Private Exchange Securities").

                  The Exchange Securities and the Private Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), or is exempt from such qualification and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture but that the Private Exchange Securities shall be subject to such transfer restrictions. The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter. The Private Exchange Securities shall be of the same series as and the Company will seek to cause the CUSIP Service Bureau to issue the same CUSIP numbers for the Private Exchange Securities as for the Exchange Securities issued pursuant to the Exchange Offer.

                  As soon as practicable after the close of the Exchange Offer, the Company shall:

                    (i) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

                   (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company; and

                  (iii) issue, and cause the Trustee promptly to authenticate and deliver Exchange Securities or Private Exchange Securities, as the case may be, to each Holder of Registrable Securities so accepted for exchange in a principal amount equal to the principal amount of the Registrable Securities of such Holder so accepted for exchange.

                  Interest on each Exchange Security and Private Exchange Security will accrue from the last date on which interest was paid on the Registrable Securities surrendered in exchange therefor or, if no interest has been paid on the Registrable Securities, from the date of original issuance. The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than (i) that the Exchange Offer or the Private Exchange, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) the due tendering of Registrable Securities in accordance with the Exchange Offer and the Private Exchange, (iii) that each Holder of Registrable Securities exchanged in the Exchange Offer shall have represented that it is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act or, if it is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the 1933 Act to the extent applicable, that all Exchange Securities to be received by it shall be acquired in the ordinary course of its business and that at the time of the consummation of the Exchange Offer it shall have no arrangement or understanding with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities and shall have made such other representations as may be customary or reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or other appropriate form under the 1933 Act available and
(iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer or the Private Exchange which, in the Company's judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer or the Private Exchange. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

                  Upon consummation of the Exchange Offer in accordance with this Section 2.1, the provisions of this Agreement shall continue to apply, modified as necessary, solely with respect to Registrable Securities that are Private Exchange Securities, Registrable Securities of the type described in clause (iv) of Section 2.2 and Exchange Securities held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Securities (other than Private Exchange Securities and Securities of the type described in clause (iv) of Section 2.2) pursuant to Section 2.2 of this Agreement.

                  2.2. Shelf Registration. In the event that (i) because of any changes in law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC, the Company reasonably determines that it is not permitted to effect the Exchange Offer as contemplated by Section 2.1 hereof,
(ii) the Exchange Offer Registration Statement is not declared effective within 135 days following the original issue of the Registrable Securities or the Exchange Offer is not consummated within 165 days after the original issue of the Registrable Securities, (iii) upon the request of any of the Initial Purchasers with respect to any Registrable Securities which it acquired directly from the Company and, with respect to other Registrable Securities held by it, if such Initial Purchaser is not permitted, in the opinion of counsel to such Initial Purchaser, pursuant to applicable law or applicable interpretations of the staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the 1933 Act and applicable blue sky or state securities laws or (iv) if a Holder is not permitted by applicable law to participate in the Exchange Offer based upon advice of counsel to the effect that such Holder may not be legally able to participate in the Exchange Offer or does not receive fully tradeable Exchange Securities pursuant to the Exchange Offer (any of the events specified in (i)-(iv) being a "Shelf Registration Event" and the date of occurrence thereof, the "Shelf Registration Event Date"), then the Company shall, at its cost:

                  (a) Cause to be filed as promptly as practicable after the occurrence of such Shelf Registration Event Date, and thereafter shall use its best efforts to cause to be declared effective as promptly as practicable but no later than 135 days after the original issue of the Registrable Securities (or, in the case of a request by any Initial Purchaser, within 30 days of such request, which shall be no earlier than 60 days after the Closing Date), a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement.

                  (b) Use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years (or one year in the case of a request solely by an Initial Purchaser) from the date the Shelf Registration Statement is declared effective by the SEC, or for such shorter period that will terminate when all Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Registrable Securities (the "Effectiveness Period"); provided, however, that the Effectiveness Period in respect of the Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the 1933 Act and as otherwise provided herein.

                  (c) Notwithstanding any other provisions hereof, use its best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

                  The Company shall not permit any securities other than Registrable Securities to the included in the Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                  2.3. Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2.1 or 2.2. Each Holder shall pay all expenses of its counsel (other than to the extent a Registration Expense) underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

                  2.4. Effectiveness. (a) The Company will be deemed not to have used its best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if the Company voluntarily takes any affirmative action that would, or omits to take any action which omission would, result in any such Registration Statement not being declared effective or in the holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period as and to the extent contemplated hereby, unless such action is required by applicable law.


                  (b) An Exchange Offer Registration Statement pursuant to
Section 2.1 hereof or a Shelf Registration Statement pursuant to Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration

Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

                  2.5. Liquidated Damages. In the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th calendar day following the date of original issue of the Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 135th calendar day following the date of original issue of the Securities or (c) the Exchange Offer is not consummated on or prior to the 165th calendar day following the date of original issue of the Securities or a Shelf Registration Statement is not declared effective on or prior to the 135th calendar day following the date of original issue of the Securities (or, if a Shelf Registration Statement is required to be filed because of the request of any Initial Purchaser, 30 days following the request by any such Initial Purchaser that the Company file the Shelf Registration Statement) (each such event referred to in clauses (a) through (c) above, a "Registration Default"), the Company will pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of such Registration Default, in an amount equal to $0.192 per week per $1,000 amount of the Securities constituting Transfer Restricted Securities held by such Holder until the applicable Registration Statement is filed or declared effective, the Exchange Offer is consummated or the Shelf Registration Statement against becomes effective, as the case may be. All accrued liquidated damages shall be paid to Holders in the same manner as interest payments on the Securities on semi-annual payment dates which correspond to interest payment dates for the Securities. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease.

                  3. Registration Procedures.

                  In connection with the obligations of the Company with respect to Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders named therein and by any Affiliated Market Maker, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all respects with the requirements of Regulation S-T under the 1933 Act, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented if so determined by the Company or requested by the SEC, by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the 1933 Act and comply with the provisions of the 1933 Act, the 1934 Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by each Registration

         Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

                  (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities and each Affiliate Market Maker, at least five business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Registrable Securities and each Affiliated Market Maker and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Affiliated Market Maker or underwriter may reasonably request, including financial statements and schedules and, if so requested, all exhibits in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto and by each Affiliated Market Maker in connection with sales or market making activities.

                  (d) in the case of a Shelf Registration, to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

                  (e) notify promptly each Holder of Registrable Securities under a Shelf Registration, each Affiliated Market Maker and any Participating Broker-Dealer who has notified the Company that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below and, if requested by such Holder or Affiliated Market Maker or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable

         Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Securities, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vii) of any determination by the Company that a post-effective amendment to such Registration Statement would be appropriate;

                  (f) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution" which section shall be reasonably acceptable to Merrill Lynch on behalf of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers and its counsel, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

         "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer;" and

                  (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act; and

                           (B) in the case of any Exchange Offer Registration Statement, the Company agrees, if requested by the Initial Purchaser, to deliver to the Initial Purchasers on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel or opinions of counsel in form and substance reasonably satisfactory to the Initial Purchasers covering the matters customarily covered in underwritten offerings and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (ii) an officers' certificate containing certifications substantially similar to those set forth in Section 5(d) of the Purchase Agreement and such other certifications as are customarily delivered in a public offering of debt securities and (iii) as well as upon effectiveness of the Exchange Offer Registration Statement, a comfort letter or comfort letters, in customary form if permitted by Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants (or if such a comfort letter is not permitted, an agreed upon procedures letter in customary form) from the Company's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement);

                  (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchasers and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

                  (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities and each Affiliated Market Maker included within the coverage of such Shelf Registration Statement, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

                  (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least two business days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

                  (k) in the case of a Shelf Registration, upon the occurrence of any circumstance contemplated by Sections 3(e)(v) and 3(e)(vi) hereof as promptly as practicable after the occurrence of such event, use its best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities or Participating Broker-Dealers or Affiliated Market Makers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or will remain so qualified. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case, to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus as amended or supplemented, as such Holder may reasonably request;

                  (l) in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers on behalf of such Holders and to each Affiliated Market Maker; and make representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities, or the Initial Purchasers on behalf of such Holders, or Affiliated Market Makers available for discussion of such document;

                  (m) obtain a CUSIP number for all Exchange Securities, Private Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities, Private Exchange Securities or Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

                  (n) (i) cause the Indenture or an indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture or an indenture to be so qualified in a timely manner;

                  (o) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions as are reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) any Initial Purchaser, in the case where an Initial Purchaser holds Securities acquired by it as part of its initial distribution and (y) other Holders of Securities covered thereby:

                            (i) make such representations and warranties to the
                  Holders of such Registrable Securities and the underwriters, if any, as are customarily made by issuers to underwriters in similar underwritten offerings;

                           (ii) obtain opinions of counsel to the Company and
                  updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions);

                          (iii) obtain "cold comfort" letters and updates
                  thereof from the Company's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the underwriters, with copies to each of the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings in accordance with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts;

                           (iv) enter into a securities sales agreement with the
                  Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

                            (v) if an underwriting agreement is entered into,
                  cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 4 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any underwriters, in the form customarily provided to such underwriters in similar types of transactions; and

                           (vi) deliver such documents and certificates as may
                  be reasonably requested and as are customarily delivered in similar offerings to the Holders of a majority in principal amount of the Registrable Securities being sold and the managing underwriters, if any.

         The above shall be done at each closing under any underwriting or similar agreement or as and to the extent required thereunder.

                  (p) in the case of a Shelf Registration or if a Prospectus is required to be delivered by any Participating Broker-Dealer in the case of an Exchange Offer, make reasonably available for inspection by representatives of the Holders of the Registrable Securities, any underwriters participating in any disposition pursuant to a Shelf Registration Statement, any Participating Broker-Dealer and any counsel or accountant retained by any of the foregoing (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") reasonably necessary to enable such persons to exercise any applicable due diligence responsibilities, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with a Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Initial Purchasers; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Merrill Lynch and on behalf of the other parties, by one counsel designated by the holders of a Majority of the Registrable Securities. Records which the Company determines, in good faith, to be confidential and any records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement or is otherwise required by law, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (q) (i) in the case of an Exchange Offer Registration Statement a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Initial Purchasers or counsel to the Holders of Registrable Securities and make such changes in any such document prior to the filing thereof as the Initial Purchasers to counsel to the Holders of Registrable Securities and may reasonably request and, except as otherwise required by applicable law, nor file any such document in a form to which the Initial Purchasers on behalf of the Holders of Registrable Securities and counsel to Holders of Registrable Securities shall not have previously been advised and furnished a copy of or to which the Initial Purchasers on behalf of the Holders of Registrable Securities shall reasonably object and make the representatives of the Company available for discussion of such documents as shall be reasonably requested by the Initial Purchasers, and

                  (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Securities, to the Initial Purchasers, to counsel on behalf of the Holders and to the underwriter or underwriters of an underwritten offering of Registrable Securities, if any, make such changes in any such document prior to the filing thereof as the Initial Purchasers, the counsel to the Holders or the underwriter or underwriters reasonably request and not file any such document in a form to which the Majority Holders, the Initial Purchasers on behalf of the Holders of the Registrable Securities, counsel to the Holders of Registrable Securities or any underwriter shall reasonably object, and make the representatives of the Company available for discussion of such document as shall be reasonably requested by the Holders of Registrable Securities, the Initial Purchaser on behalf of such Holders, or any underwriter;

                  (r) in the case of a Shelf Registration, use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

                  (s) in the case of a Shelf Registration, use its best efforts to cause the Registrable Securities to be rerated by the appropriate rating agencies, if so requested by the Majority Holders, or if requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

                  (t) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder (or any similar rule promulgated under the 1933 Act) no later than the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statement shall cover said 12-month periods;

                  (u) cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

                  (v) upon consummation of an Exchange Offer or a Private Exchange, if requested by the Trustee, obtain a customary opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or Private Exchange, and which includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Securities and/or Private Exchange Securities, as applicable and the related indenture, and (ii) each of the Exchange Securities and related indenture constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms (in each case with customary exceptions).

                  The Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities for inclusion in any Shelf Registration Statement or Prospectus included therein as the Company may from time to time reasonably request in writing. The Company shall have no obligation to register under the 1933 Act the Registrable Securities of a seller who so fails to furnish such information within a reasonable time after receiving such request. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

                  In the case of a Shelf Registration Statement, each Holder and each Affiliated Market Maker agrees that, upon receipt of any notice from the Company of the occurrence of a circumstance contemplated by Sections 3(e)(v) and 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Person's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 3(k) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in such Person's possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  4. Indemnification; Contribution.

                  (a) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder, each Participating Broker-Dealer, each person who participates as an underwriter (any such person being an "Underwriter") and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) provided, further, that the Company shall not be liable to any such Holder, Participating Broker-Dealer or controlling person, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of any Holder, Participating Broker-Dealer or controlling person results from the fact that such Holder or Participating Broker-Dealer sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer and the loss, liability, claim, damage or expense of such Holder, Participating Broker-Dealer or controlling person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by the Company to an indemnified party pursuant to this Section 4 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

                  (b) Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company, the Initial Purchasers, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company, the Initial Purchasers, each Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, an indemnifying party, severally or jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably acceptable to the indemnified parties defendant (or target of) in such action, provided, however, that if (i) representation of such indemnified party by the same counsel would present a conflict of interest or (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party, then in the case of clauses (i) or (ii) of this Section 4(c) such indemnifying party and counsel for each indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of such action, in accordance with and as permitted by the provisions of this paragraph, such indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section

4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses for counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Holders and the Initial Purchasers on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative fault of the Company on the one hand and the Holders and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Holders or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 4, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it were offered exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 4, each Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the Company and each Person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A to the Purchase Agreement and not joint.

                  5. Additional Agreements with Respect to Affiliated Market Makers.

                  5.1. From and after the effectiveness of any Registration Statement, the Company shall, for so long as any Securities, Exchange Securities or Private Exchange Securities are outstanding and any Affiliated Market Maker is required by applicable law in the judgment of counsel to the Initial Purchasers, after consultation with counsel to the Company to deliver a prospectus in connection with sales or market making activities, periodically amend each Registration Statement or amend each Prospectus covering Securities, Exchange Securities or Private Exchange Securities to reflect the occurrence of any fact or information becoming known to the Company that should be set forth in an amendment to any such Registration Statement or in a supplement to any such Prospectus so that each such Prospectus, when delivered by an Affiliated Market Maker to a purchaser in connection with sales or market marking activities of such Affiliated Market Maker, will comply with applicable law.

                  5.2. Prior to filing any amendment to any such Registration Statement or any supplement to any such Prospectus, the Company shall furnish a reasonable period of time prior to the proposed filing thereof to each Affiliated Market Maker and their counsel copies of all such documents proposed to be filed, which documents shall be subject to review. The Company shall provide to each Affiliated Market Maker and such counsel such reasonable number of copies of each filed amendment or supplement as shall be requested and hereby consents to the use of such Prospectus or any amendment or supplement thereto by each Affiliated Market Maker in connection with sales or market making activities with respect to the Securities, Exchange Securities or Private Exchange Securities.

                  5.3. In connection with any such sales or market making activities as contemplated by this Section 5, the Company agrees to indemnify each Affiliated Market Maker, and if applicable to contribute to such Affiliated Market Maker and such Affiliated Market Maker agrees to indemnify the Company, and if applicable to contribute to the Company, in each case in a manner substantially identical to that specified in Section 4 hereof.

                  5.4. In the case of a Registration Statement, each Affiliated Market Maker agrees that, upon receipt of any notice from the Company of the occurrence of a circumstance contemplated by the following:

                    (i) the happening of any event or the discovery of any facts during the period a Registration Statement is effective which makes any statement made in such Registra-tion Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading; or

                   (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, such Affiliated Market Maker will forthwith discontinue disposition of such Exchange Securities, pursuant to a Registration Statement until such Person's receipt of the copies of the supplemented or amended Prospectus in accordance with the following:

         that as promptly as practicable after the occurrence of an event contemplated by (i) and (ii) of this Section 5.4, the Company shall use its best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Exchange Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or will remain so qualified.

                  Further, if so directed by the Company, such Affiliated Market Maker will deliver to the Company (at its expense) all copies in such Person's possession of the Prospectus covering such Exchange Securities current at the time of receipt of such notice.

                  6.  Miscellaneous.

                  6.1. Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act and any Registrable Securities remain outstanding, the Company will file the reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  6.2. No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                  6.3. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

                  6.4. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 5.4, which address initially is the address set forth in the Purchase Agreement with respect to the Initial Purchasers; and (b) if to the Company, initially at the Company's address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this Section 5.4.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture, at the address specified in such Indenture.

                  6.5. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

                  6.6. Third Party Beneficiaries. The Initial Purchasers (even if the Initial Purchasers are not Holders of Registrable Securities) shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand and the Initial Purchasers on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

                  6.7. Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2.1 through 2.4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2.1 through 2.4 hereof.

                  6.8. Restriction on Resales. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1993 Act) not to, resell any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities submit such Securities to the Trustee for cancellation.

                  6.9. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  6.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  6.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

                  6.12. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            FISHER SCIENTIFIC INTERNATIONAL INC.


                                               By: /s/ Paul M. Meister
                                               ---------------------------
                                               Name:  Paul M. Meister
                                               Title: Senior Vice President and
                                                      Chief Financial Officer





Confirmed and accepted
as of the date first above
written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
 INCORPORATED



By:  /s/ Gregory Alan Margolies
   --------------------------------------
     Name: Gregory Alan Margolies
     Title: Authorized Signatory


DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION



By:  /s/ Ephraim Fields
   --------------------------------------
     Name: Ephraim Fields
     Title: Authorized Signatory

CHASE SECURITIES INC.



By: /s/ James C. Neary
  ---------------------------------------
    Name:  James C. Neary
    Title: Vice President